POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Byron L. Boston and John Bert Watson as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to execute and acknowledge Forms 3, 4 and 5 (including amendments thereto)
with respect to securities of Sunset Financial Resources, Inc. (the "Company"), and to
deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission, the national securities exchanges and the Company pursuant to Section 16(a) of the Securities Exchange Act of
1934, as amended, and the rules and regulations promulgated thereunder, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute lawfully do or cause to be done by virtue hereof.  The undersigned agrees that the attorney-in-fact herein may rely entirely on information furnished orally or in writing by the undersigned to such attorney-in-fact.
The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than that named herein; provided that all previous Powers of
Attorney relating to the filing of Forms 3, 4 and 5 (including amendments thereto) with respect to securities of the Company are revoked as of the date hereof and superceded by this Power of Attorney.
The undersigned agrees and represents to those dealing with the attorney-in-fact herein that this Power of Attorney is for indefinite duration and may be voluntarily revoked only by written notice delivered to such attorney-in-fact.
IN WITNESS WHEREOF, I have hereunto set my hand as of this 1st day of
April, 2005.
                                                /s/ George O. Deehan
                                                George O. Deehan